UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2014

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

+353 (1) 438-1700

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Settlement of Certain Litigation

As previously disclosed at pages 157 and 158 of the definitive joint proxy statement/prospectus of Covidien plc (“Covidien”) dated November 20, 2014 (the “Definitive Joint Proxy Statement/Prospectus”) under the heading “Legal Proceedings Regarding the Transaction,” putative shareholder class action complaints have been filed in the United States District Court for the District of Massachusetts by purported shareholders of Covidien under the captions Taxman v. Covidien plc, et al., 14-cv-12949, Lipovich v. Covidien plc, et al., 14-cv-13308 and Rosenfeld Family Foundation v. Covidien plc, et al., 14-cv-13490. On October 20, 2014, the plaintiff in the Rosenfeld action and another purported shareholder of Covidien filed a motion seeking to consolidate the Taxman, Lipovich and Rosenfeld actions, and on November 14, 2014, the United States District Court for the District of Massachusetts granted that motion consolidating the actions (the “Consolidated Action”).

On December 23, 2014, the defendants reached an agreement in principle with plaintiffs in the Consolidated Action, and that agreement is reflected in a memorandum of understanding. In connection with the settlement contemplated by the memorandum of understanding, Covidien agreed to make certain additional disclosures related to the proposed transaction with Medtronic, which are contained in this Form 8-K. The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement.

The stipulation of settlement will be subject to customary conditions, including court approval. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the United States District Court for the District of Massachusetts will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought by Covidien shareholders challenging any aspect of the proposed transaction, the negotiation or consideration of the Transaction, the Transaction Agreement, dated as of June 15, 2014, by and among Medtronic, Covidien, Kalani I Limited (since renamed Medtronic Holdings Limited), Makani II Limited, Aviation Acquisition Co., Inc., and Aviation Merger Sub, LLC, and any disclosure made in connection therewith, including in the Definitive Joint Proxy Statement/Prospectus, pursuant to terms that will be disclosed to shareholders prior to final approval of the settlement, except that the released claims will not include the claims currently asserted in In re Medtronic, Inc. Stockholder Litigation, 27-CV-14-11452, in the District Court, Fourth Judicial District of Hennepin Count, Minnesota or the claims currently asserted in In re Medtronic, Inc. Derivative Litigation, 14-cv-3540, in the United States District Court for the District of Minnesota described on pages 157 and 158 of the Definitive Joint Proxy Statement/Prospectus. In addition, in connection with the settlement, the parties contemplate that the parties shall negotiate in good faith regarding the amount of attorneys’ fees and expenses that shall be paid to plaintiffs’ counsel in connection with the actions. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the United States District Court for the District of Massachusetts will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the settlement of certain outstanding shareholder suits as described in this Form 8-K, Covidien has agreed to make the below supplemental disclosure to the Definitive Joint Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, which should be read in its entirety.

The Definitive Joint Proxy Statement/Prospectus is supplemented with the following additional disclosure:

As noted in “—Background of the Transaction,” in connection with its consideration of the transaction prior to execution of the Transaction Agreement, the Covidien board of directors ascribed value to Covidien’s Irish domicile. The value perceived by the Covidien board included, among other things, the ability to finance a substantial portion of the cash component of the scheme consideration through an intercompany loan from one or more of Medtronic’s non-U.S. subsidiaries to a subsidiary of New Medtronic without being required to incur U.S. tax as a result of such loan. However, because Medtronic would be required under the proposed rules described in the IRS Notice to pay U.S. tax as a result of a deemed income inclusion in the amount of any intercompany loan from Medtronic’s non-U.S. subsidiaries to a subsidiary of New Medtronic, Medtronic determined, under the Contemplated Funding Structure, to finance the cash component of the scheme consideration, excluding certain transaction expenses, with external indebtedness, expected to be in the amount of approximately $16.3 billion. By virtue of the post-closing ownership of New Medtronic, former Medtronic shareholders would bear approximately 70% and former Covidien shareholders would bear approximately 30% of the incremental costs of the Contemplated Funding Structure.

In addition, in considering the value ascribed to Covidien’s Irish domicile prior to execution of the Transaction Agreement, based on Covidien’s discussions with Medtronic, Covidien and its board of directors understood that Medtronic did not plan to seek to access future cash flows generated by Medtronic’s non-U.S. subsidiaries without incurring additional U.S. tax. Accordingly, the fact that additional U.S. tax may be payable under the proposed rules described in the IRS Notice in the event that New Medtronic did seek to access such future cash flows did not have a negative impact on the value that the Covidien board of directors ascribed to the scheme consideration in its evaluation of the transaction prior to execution of the Transaction Agreement.

On October 20, 2014, Goldman Sachs confirmed to Covidien’s board of directors that had Goldman Sachs performed its financial analyses set forth in its presentation to the board of directors of Covidien on June 14, 2014 on the basis of the Contemplated Funding Structure, there would have been no change to the conclusion set forth in its opinion. The confirmation did not address any circumstances, developments or events occurring after June 15, 2014, the date of the opinion, other than the Contemplated Funding Structure.

Additionally, the section of the Definitive Joint Proxy Statement/Prospectus titled “Opinion of Covidien’s Financial Advisor” beginning on page 110 is supplemented with the following additional disclosure:

Illustrative Pro Forma Accretion / Dilution Analysis

Goldman Sachs performed illustrative pro forma analyses of the potential financial impact of the merger using earnings estimates for Covidien and Medtronic set forth in the Forecasts and the Synergies. For the fiscal years ended the last Friday in April 2016 through 2018, Goldman Sachs compared the projected cash earnings per share of Medtronic common stock, on a standalone basis, to the projected cash earnings per share of New Medtronic ordinary shares. Based on such analyses, the proposed transaction would be accretive to Medtronic’s shareholders on a cash earnings per share basis in all of the fiscal years ended the last Friday in April 2016 through 2018 in the range of 5.4% to 13.5%.

This analysis was undertaken to assist Covidien’s board of directors in understanding whether the proposed merger would be dilutive or accretive to Medtronic shareholders on a cash earnings per share basis.

Goldman Sachs also noted for Covidien certain additional factors that were not considered part of Goldman Sachs’ financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

Analyst Price Targets.

Goldman Sachs reviewed the stock price targets for ordinary shares of Covidien in 18 publicly available research analysts’ reports as of June 13, 2014. These price targets reflected each analyst’s estimate of the future public market trading price of Covidien ordinary shares. Goldman Sachs noted that the price targets for Covidien ranged from $71.00 to $82.00 per share with a median price target of $80.00. The price targets published by equity research analysts are subject to uncertainties, including the future financial performance of Covidien and future financial market conditions.

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NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

Medtronic Holdings Limited, which will be renamed Medtronic plc (“New Medtronic”), has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the Joint Proxy Statement of Medtronic and Covidien that also constitutes a Prospectus of New Medtronic. The registration statement has been declared effective by the SEC. Medtronic and Covidien have commenced making available to their respective shareholders the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDTRONIC, COVIDIEN, NEW MEDTRONIC, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Medtronic, Medtronic and Covidien through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Medtronic and New Medtronic with the SEC by contacting Medtronic Investor Relations at investor.relations@medtronic.com or by calling 763-505-2696, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Covidien by contacting Covidien Investor Relations at investor.relations@covidien.com or by calling 508-452-4650.

PARTICIPANTS IN THE SOLICITATION

Medtronic, New Medtronic and Covidien and certain of their respective directors and executive officers and employees may be considered participants in the solicitation of proxies from the respective shareholders of Medtronic and Covidien in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Medtronic and Covidien in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus. Information regarding Medtronic’s directors and executive officers is contained in Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 25, 2014 and its Proxy Statement on Schedule 14A, dated July 11, 2014, which are filed with the SEC. Information regarding Covidien’s directors and executive officers is contained in Covidien’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and its Proxy Statement on Schedule 14A, dated January 24, 2014, which are filed with the SEC.

Covidien Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Covidien’s estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Covidien’s current perspective of existing trends and information as of the date of this communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. It is important to note that Covidien’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Covidien’s current expectations depending upon a number of factors affecting Covidien’s business, Medtronic’s business and risks associated with the proposed transactions. These factors include, among others, the inherent uncertainty associated with financial projections; the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied; the risk that the required regulatory approvals for the proposed transactions are not obtained, are delayed or are subject to conditions that are not anticipated; New Medtronic’s ability to achieve the synergies and value creation contemplated by the proposed transactions; the anticipated size of the markets and continued demand for Medtronic ‘s and Covidien’s products; New Medtronic’s ability to promptly and effectively integrate Medtronic’s and Covidien’s businesses; the diversion of management time on transaction-related issues; competitive factors and market conditions in the industry in which Covidien operates; Covidien’s ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of Covidien’s existing products; and the other risks identified in Covidien’s periodic filings including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013, and from time to time in Covidien’s other investor communications. We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in Covidien’s forward-looking statements may not occur. Covidien undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Statement Required by the Irish Takeover Rules

The directors of Covidien plc accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2014

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
	Name:	John W. Kapples
	Title:	Vice President and Corporate Secretary